Exhibit 10.41

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Contract Amendment to the Purchase Contract No.

06.7IC015

for the software of

FL 1500 Wind Turbine

This contract is made according to the purchase contract for the software of FL1500 WT.

This contract is made and amended according to the delivery quantities for the software of electrical system signed between Sinovel Wind Co., Ltd and Windtec Systemtechnik Handels GmbH in 2007.

Apart from the following amendment, all other terms and conditions remain the same as what are stated in the original contract.

Quantity: Purchase another [**] sets of software on the basis of the original purchasing quantity [**] sets, the unit price of each set remains unchanged.

Delivery: The delivery time of the original [**] sets remains unchanged; the delivery time for additional [**] sets will be made according to the delivery time (FOB) as follows:

FOB date	Quantity (Sets)
Jul 20,2007	[**]
Aug 20,2007	[**]
Sep 20,2007	[**]
Oct 20,2007	[**]
Nov 20,2007	[**]
Dez 20,2007	[**]
Total	[**]

Buyer:	Sinovel Wind Co., Ltd

Address:	Culture Building ,No.59, Zhongguancun Street, Haidian, Beijing, China,
Postcode:	100872

Fax:	(0086) 10-82500072 Tel: (0086) 10-62515566

Authorized representative:	/s/ [Illegible]
(Signature)

Signing date:	2007.03.06

Buyer’s Agent:	Dalian Huarui Heavy Industry International Co., Ltd

Address:	12/F Huarui Building, No. 169, Bayi Road, Xigang Dist., Dalian, China

Fax:	(0086)411-86852398 Tel: (0086)411-86852376

Authorized representative:	/s/ [Illegible]
(Signature)

Signing date:

Seller:	Windtec Systemtechnik Handels GmbH

Address:	Schleppeplatz 5, 9020 Klagenfurt, Austria

Fax:	(0043)463-4446044 Tel: (0043)463-444604-0

Authorized representative:	/s/ [Illegible]
(Signature)

Signing date:	Feb. 14th, 2007